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                                                                   EXHIBIT 10(A)


[THE CIT GROUP LETTERHEAD]                          September 24, 1998


Moore-Handley, Inc.
3140 Pelham Parkway
Pelham, Alabama 35124

Gentlemen:

We refer to the Financing Agreement between us dated August 7, 1997 as amended (the "Financing Agreement"). Capitalized terms used herein and defined in the Financing Agreement shall have the same meanings as specified therein unless otherwise specifically defined herein.

You have requested that we (i) increase the Line of Credit to $20,000,000 and
(ii) extend the term of the Financing Agreement to August 7, 2000, and we have agreed to such amendments subject to, and in accordance with, the terms, provisions and conditions hereof.

Effective immediately, pursuant to mutual agreement, the Financing Agreement shall be, and hereby is, amended as follows:

(1) the definitions of "Early Termination Date" and "Early Termination Fee" (as set forth in Section 1 of the Financing Agreement) shall be, and each hereby is amended by amending the references therein to "second Anniversary Date" to read "third Anniversary Date";

(2) the definition of "Line of Credit" (as set forth in Section 1 of the Financing Agreement) shall be, and hereby is amended by increasing the "$15,000,000" amount as set forth therein to "$20,000,000"; and

(3) Section 11 of the Financing Agreement shall be, and hereby is amended by amending the references to "second Anniversary Date" in the first and fourth sentences thereof to read "third Anniversary Date".

In consideration of (i) our execution of this Amendment Letter and (ii) the preparation hereof by our-in-house legal department you agree to pay us a Loan Facility and Documentation Fee of $37,500. Such fee shall be due and payable in full on the date hereof and may, at our option, be charged to your Revolving Loan account on the due date thereof.

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Except to the extent set forth herein, no other waiver of, or change in any of the terms, provisions or conditions of the Financing Agreement is intended or implied.

If the foregoing is in accordance with your understanding of our agreement, kindly so indicate by signing and returning the enclosed copy of this letter.


                                        Very truly yours,

                                        THE CIT GROUP/BUSINESS
                                        CREDIT, INC.


                                        By: /s/
                                           --------------------------
                                        Title: Vice President


Read and Agreed to:

MOORE-HANDLEY, INC.


By: /s/
   ------------------
Title: Vice President